UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2019

CHANTICLEER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-35570	20-2932652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7621 Little Avenue, Suite 414

Charlotte, North Carolina 28226

(Address of principal executive offices)

Registrant’s telephone number, including area code: (704) 366-5122

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	BURG	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders

Final Voting Results

At the Chanticleer Holdings, Inc. 2019 Annual Meeting of Stockholders on December 20, 2019, the stockholders Chanticleer Holdings, Inc., a Delaware corporation (“Chanticleer”) elected all of the board nominees.

In addition, the stockholders ratified the selection of Cherry Bekaert LLP  as the Company’s independent registered public accounting firm for fiscal 2019.

On an advisory basis, shareholders approved the compensation paid to our Named Executive Officers (as that term is defined in the Proxy Statement for the 2019 Annual Meeting) for the fiscal year ended December 31, 2018.

On an advisory basis, for the say-on-frequency proposal, “Three Years” received a plurality of votes. After consideration of the voting results and other factors, on December 20, 2019, the Board has determined that the Company will hold a stockholder vote on executive compensation every three years through 2025, when the next stockholder vote on the frequency of say-on-pay votes is required under the Securities Exchange Act of 1934, as amended, or until the Board otherwise determines that a different frequency for such votes is in the best interests of the Company’s stockholders.

Of the 10,253,545 shares of common stock outstanding on the record date of November 13, 2019, a total of 7,410,088 shares were voted in person or by proxy, representing 72.27% of the votes entitled to be cast, constituting a majority and therefore more than a quorum of the outstanding shares entitled to vote. Votes were cast as follows:

1. To elect Michael D. Pruitt, Neil C. Kiefer, Keith J. Johnson, J. Eric Wagoner, Frederick L. Glick, and Russell J. Page to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification

		Vote	Votes	Broker
	Vote For	Against	Withheld	Non-Vote
Michael D. Pruitt	4,598,525	98,265	0	2,885,129
Neil C. Kiefer	4,623,546	73,244	0	2,885,129
Keith J. Johnson	4,572,302	124,488	0	2,885,129
J. Eric Wagoner	4,623,419	73,371	0	2,885,129
Frederick L. Glick	4,600,986	95,804	0	2,885,129
Russell J. Page	4,624,041	72,749	0	2,885,129

2. To approve, on an advisory basis, the compensation paid to our Named Executive Officers (as that term is defined in the Proxy Statement for the 2019 Annual Meeting) for the fiscal year ended December 31, 2018

	Vote		Broker
Vote For	Against	Abstentions	Non-Vote
4,429,7481	256,848	10,194	2,885,129

3. To vote, on an advisory basis, on how frequently we should seek approval from our stockholders of the compensation paid to our Named Executive Officers

ONE YEAR	TWO YEARS	THREE YEARS	Abstentions
466,934	75,459	4,150,245	4,152

4. To ratify the selection of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019

	Vote
Vote For	Against	Abstentions
7,314,877	82,609	12,602

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Chanticleer Holdings, Inc., a Delaware corporation (Registrant)

Date: December 27, 2019	By:	/s/ Michael D. Pruitt
	Name:	Michael D. Pruitt
	Title:	Chief Executive Officer